SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                                                       ____________________
                                                      |           |        |
                                                      | NEUBERGER | BERMAN |
                                                      |___________|________|
                                                      A Lehman Brothers Company


            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.


                                605 THIRD AVENUE
                          NEW YORK, NEW YORK 10158-0180

                              ____________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              ____________________


Dear Stockholder:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Meeting") of Neuberger Berman Real Estate Securities Income Fund Inc. (the "Fund"), will be held on Wednesday, May 28, 2008, at 2:00 p.m. Eastern time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41(st) Floor, New York, New York 10158-3698 for the following purposes:

     (1) To elect six Class III Directors as outlined below:

         (a) Five Class III Directors,  Martha C. Goss, Robert A. Kavesh, Edward
         I. O'Brien, William E. Rulon and Candace L. Straight to be elected by the holders of common stock and preferred stock, voting together as a single class, such Directors to serve until the annual meeting of stockholders in 2011, or until their successors are elected and qualified; and

         (b) One Class III Director, Howard A. Mileaf, to be elected by the holders of preferred stock only, voting separately as a single class, such Director to serve until the annual meeting of stockholders in 2011, or until his successor is elected and qualified; and

     (2) To consider, if properly presented at this meeting, a stockholder proposal to request that the Board of Directors establish a special committee to investigate suitable alternatives to replace the Fund's current investment manager, Neuberger Berman Management Inc.

     (3) To consider and act upon any other business that may properly come before the Meeting or any adjournments thereof.

         THIS MEETING IS EXTREMELY IMPORTANT IN LIGHT OF THE STOCKHOLDER PROPOSAL, INCLUDED IN THIS PROXY STATEMENT AS PROPOSAL 2, WHICH YOUR BOARD OF DIRECTORS STRONGLY OPPOSES.

     You are entitled to vote at the Meeting of the Fund and any adjournments thereof if you owned Fund shares at the close of business on March 27, 2008 ("Record Date"). IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE REVIEW THE ENCLOSED MATERIALS AND FOLLOW THE

INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY CARD(S). If you have any questions about the proposals or the voting instructions, please call us at 877-461-1899. Any proposal submitted to a vote at the Meeting by anyone other than the officers or Directors of the Fund may be voted only in person or by written proxy.

     We will admit to the Meeting (1) all stockholders of record of the Fund as of the Record Date; (2) persons holding proof of beneficial ownership at the Record Date such as a letter or account statement from a broker; (3) persons who have been granted proxies; and (4) such other persons that we, in our sole discretion, may elect to admit. ALL PERSONS WISHING TO BE ADMITTED TO THE MEETING MUST PRESENT PHOTO IDENTIFICATION. IF YOU PLAN TO ATTEND THE MEETING, PLEASE CONTACT US AT 877-461-1899.

     Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted.

                                            By order of the Board of Directors,

                                            /s/ Claudia A. Brandon

                                            Claudia A. Brandon
                                            Secretary

Dated: April 29, 2008

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Any party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


REGISTRATION                                           VALID SIGNATURE
________________________________________________________________________________

CORPORATE ACCOUNTS
(1) ABC Corp.                                      ABC Corp.
(2) ABC Corp.                                      John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer              John Doe
(4) ABC Corp. Profit Sharing Plan                  John Doe, Trustee

TRUST ACCOUNTS
(1) ABC Trust                                      Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78            Jane B. Doe

CUSTODIAN OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith,
    Jr. UGMA                                       John B. Smith
(2) John B. Smith                                  John B. Smith, Jr.,
                                                   Executor
________________________________________________________________________________

________________________________________________________________________________

                   YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
                            SHARES OF STOCK YOU OWN.
                   PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY.

     IF YOU OWN SHARES OF BOTH COMMON STOCK AND PREFERRED STOCK OF THE FUND, THERE WILL BE MORE THAN ONE PROXY CARD ENCLOSED. PLEASE FILL OUT AND RETURN EACH PROXY CARD.

     STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY STOCKHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO REVIEW THE ENCLOSED MATERIALS AND FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY CARD(S).

     TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
________________________________________________________________________________

                       This page is intentionally left blank

                                                       ____________________
                                                      |           |        |
                                                      | NEUBERGER | BERMAN |
                                                      |___________|________|
                                                      A Lehman Brothers Company

            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.

                                605 THIRD AVENUE
                          NEW YORK, NEW YORK 10158-0180

                              ____________________

                                 PROXY STATEMENT
                              ____________________


                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 28, 2008

                                  INTRODUCTION

     This Proxy Statement is furnished to the stockholders of Neuberger Berman Real Estate Securities Income Fund Inc. (the "Fund"), by the Board of Directors of the Fund in connection with the solicitation of stockholder votes by proxy to be voted at the Annual Meeting of Stockholders ("Meeting") or any adjournments thereof to be held on Wednesday, May 28, 2008, at 2:00 p.m. Eastern time at the offices of Neuberger Berman, LLC ("Neuberger Berman"), 605 Third Avenue, 41(st) Floor, New York, New York 10158-3698. The matters to be acted upon at the Meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders. It is expected that the Notice of Annual Meeting of Stockholders, this Proxy Statement and form of proxy first will be mailed to stockholders on or about April 29, 2008.

     If an enclosed proxy card is executed properly and returned, shares represented thereby will be voted at the Meeting in accordance with the instructions on the proxy card. A proxy may nevertheless be revoked at any time prior to its use by written notification received by the Secretary of the Fund, by the execution of a subsequently dated proxy card or by attending the Meeting and voting in person. However, if no instructions are specified on a proxy card, shares will be voted "FOR" the election of each nominee for Director, "AGAINST" the stockholder proposal and "FOR," "ABSTAIN" or "AGAINST" any other matters acted upon at the Meeting in the discretion of the persons named as proxies.

     The close of business on March 27, 2008, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting ("Record Date"). On that date, the Fund had 71,883,782.851 shares of common stock ("Common Shares") and 18,920 shares of preferred stock ("Preferred Shares") outstanding and entitled to vote.

     Holders of the Fund's outstanding Common Shares and Preferred Shares will vote together as a single class to elect five Class III Directors. As described herein under the section entitled "Election of Directors - Proposal," holders of the Fund's

Preferred Shares will vote separately from holders of the Common Shares to elect one additional Class III Director. As to any other business that may properly come before the Meeting, including the stockholder proposal described herein under "Stockholder Proposal," holders of Common Shares and Preferred Shares may vote together as a single class or separately, depending on the requirements of the Investment Company Act of 1940, as amended ("1940 Act"), the Maryland General Corporation Law ("MGCL") and the Fund's charter with respect to said item of business. Each full share of the Fund's Common Shares or Preferred Shares is entitled to one vote and each fractional share of the Fund's Common Shares or Preferred Shares is entitled to a proportionate share of one vote.

     Solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card(s). Supplementary solicitations may be made by mail, telephone, and electronic transmission or in person by regular employees of Neuberger Berman Management Inc. ("NB Management"), affiliates of NB Management or other representatives of the Fund. NB Management serves as the Fund's investment manager and administrator. In addition, the Fund has engaged Georgeson Inc., a proxy solicitation firm, to assist in the solicitation of proxies. The aggregate cost of retaining Georgeson Inc. is expected to be about $7,500 plus expenses in connection with the solicitation of proxies. All expenses in connection with preparing this Proxy Statement and its enclosures, and additional solicitation expenses including reimbursement of brokerage firms and others for their expenses in forwarding proxy solicitation material to the beneficial owners of shares, will be borne by the Fund.

     With respect to the Fund, the presence at the Meeting, in person or by proxy, of stockholders entitled to vote 33 1/3% of the shares outstanding and entitled to vote at the Meeting is required for a quorum. The affirmative vote of the holders of a majority of the Fund's outstanding Common Shares and Preferred Shares, voting as a single class, is required to elect five of the Fund's Class III Directors. The affirmative vote of the holders of a majority of the Fund's outstanding Preferred Shares, voting separately from the Common Shares, is required to elect one additional Class III Director. The affirmative vote of a majority of the votes cast by the Common Shares and Preferred Shares, voting together, is required to approve the stockholder proposal. With respect to other items of business, the necessary affirmative vote will depend on the requirements of the 1940 Act, the MGCL and the Fund's charter with respect to said items of business. If a quorum is not present at the Meeting or for any other reason, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. Subject to the rules established by the Chairman of the Meeting, the holders of a majority of the shares entitled to vote at the Meeting and present in person or by proxy may vote to adjourn, or, if no stockholder entitled to vote is present in person or by proxy, any officer present entitled to preside or act as secretary of the Meeting may adjourn the Meeting. In the former case, the persons named as proxies will vote those proxies that they are entitled to vote "FOR" or "AGAINST" any proposal and those proxies they are required to "WITHHOLD" on all nominees in their discretion. If a quorum is present at the Meeting, the Chairman of the Meeting may adjourn the Meeting if sufficient votes are not received or for any other purpose. A stockholder vote may be taken on the nominations in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal at the Meeting. The Fund understands that, under the rules of the New York Stock Exchange ("NYSE") and the American Stock Exchange ("AMEX"), such broker-dealers may grant authority to the proxies designated by the Fund to vote on the election of Directors for the Fund if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions because under the rules of the NYSE the election of Directors is considered a "routine" proposal. Certain broker-dealer firms may exercise discretion over shares held in their names for which no instructions are received on a routine proposal, such as the election of directors, by voting such shares in the same proportion as they have voted shares for which they have received instructions. With respect to the stockholder proposal, the rules of the NYSE do not permit broker-dealer firms to vote the shares unless they have received instructions from their customers and clients as to how to vote such shares. Failure to provide your broker-dealer firm with instructions on the stockholder proposal will result in a "broker non-vote."

     In tallying stockholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either
(i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) effectively will be a vote against the election of Directors and against the stockholder proposal.

     Pursuant to the rules of the NYSE, Preferred Shares of the Fund held in "street name" may be voted under certain conditions by broker-dealer firms and counted for purposes of establishing a quorum of the Fund if no instructions are received by the date specified in the broker-dealer's statement accompanying the proxy materials. These conditions include, among others, that (i) at least 30% of the Fund's Preferred Shares outstanding have voted on the proposal, and (ii) less than 10% of the Fund's Preferred Shares outstanding have voted against such proposal. In such instance, the broker-dealer firm may vote such uninstructed Preferred Shares on the proposal in the same proportion as the votes cast by all Preferred Shares voted on such proposal. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders of the Fund exists.

     As of March 27, 2008, the Fund knows of no person who owns beneficially more than 5% of its outstanding Common Shares or Preferred Shares other than those listed below.


                                                       AMOUNT OF
                   NAME AND ADDRESS OF BENEFICIAL      BENEFICIAL     PERCENT OF
CLASS OF STOCK                OWNER                    OWNERSHIP        CLASS
________________________________________________________________________________

Common Shares      Western Investment LLC*
                   7050 S. Union Park Center, Suite    2,096,871        6.3%
                   590 Midvale, UT 84047
________________________________________________________________________________

* Based upon information obtained from an amended Schedule 13D filed by Western Investment LLC with the Securities and Exchange Commission ("SEC") on February 13, 2008; includes beneficial ownership of shares owned by Arthur D. Lipson, Western Investment Hedged Partners LP, Western

     Investment Activism Partners LLC, Benchmark Plus Institutional Partners, L.L.C., Benchmark Plus Partners, L.L.C., Benchmark Plus Management, L.L.C., Robert Ferguson, Scott Franzblau, Robert Wood, D. James Daras and Matthew Crouse. The amount of beneficial ownership and percent of class owned does not include shares held by Western Investment LLC of Neuberger Berman Realty Income Fund Inc. that were converted into shares of the Fund pursuant to the terms of the merger on March 10, 2008. Based on information obtained from an amended Schedule 13D filed by Western Investment LLC with the SEC on March 11, 2008, it owned 2,315,169 shares of Neuberger Berman Realty Income Fund Inc. on March 10, 2008, the date that the merger was completed.

     In addition, the Directors and officers of the Fund, in the aggregate, owned less than 1% of each class of the Fund's outstanding shares as of March 27, 2008.

     NB Management serves as the investment manager and administrator to the Fund. NB Management provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. NB Management is located at 605 Third Avenue, New York, New York 10158-0180. NB Management retains Neuberger Berman, 605 Third Avenue, New York, New York 10158-3698, as sub-adviser with respect to the Fund. As of December 31, 2007, Neuberger Berman affiliates had approximately $258.1 billion in assets under management. Neuberger Berman and NB Management are indirect wholly owned subsidiaries of Lehman Brothers Holdings Inc., a publicly held company.

     STOCKHOLDERS OF RECORD OR BENEFICIAL OWNERS AS OF THE RECORD DATE MAY OBTAIN A FREE COPY OF THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 2007, WHICH INCLUDES AUDITED FINANCIAL STATEMENTS FOR THE FUND, BY WRITING NB MANAGEMENT AT 605 THIRD AVENUE, 2(ND) FLOOR, NEW YORK, NEW YORK 10158-0180, OR BY CALLING TOLL FREE 877-461-1899.

     Stockholders may send communications that they would like to direct to the Board of Directors or to an individual director of the Fund to the attention of Chamaine Williams, Chief Compliance Officer ("CCO") of the Fund, Neuberger Berman Funds, 605 Third Avenue, 21(st) Floor, New York, NY, 10158-0180. The Board has directed Ms. Williams to send such communications to the chairperson of the Fund's Ethics and Compliance Committee. Nominee recommendations and stockholder proposals should be directed to the attention of Claudia A. Brandon, Secretary of the Fund, Neuberger Berman Funds, 605 Third Avenue, 21(st) Floor, New York, NY, 10158-0180 as described in this Proxy Statement under "Information Regarding the Fund's Process for Nominating Director Candidates" and "Stockholder Proposals."


                              ELECTION OF DIRECTORS
                                   Proposal 1

     The Board of Directors of the Fund is divided into three classes (Class I, Class II and Class III). At a meeting of the Board on March 22, 2007, the Fund's Board expanded the size of the Board from fifteen to sixteen members and appointed Martha C. Goss as a Class III Director effective June 1, 2007.

     The terms of office of Class I, Class II and Class III Directors will expire at the annual meeting of stockholders held in 2009, 2010 and 2008, respectively, and at each third annual meeting of stockholders thereafter. Each Director shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The classification of Directors helps to promote the continuity and stability of the Fund's management and policies because the majority of the Directors at any given time will have prior experience as Directors of the Fund. At least two stockholder meetings, instead of one, are required to effect a change in a majority of the Directors, except in the event of vacancies resulting from removal for cause or other reasons, in which case the remaining Directors may fill the vacancies so created, to the extent permitted by the 1940 Act.

     Holders of the Fund's Preferred Shares are entitled, as a class, to the exclusion of the holders of all other classes of stock of the Fund, to elect two Directors of the Fund (regardless of the total number of Directors serving on the Fund's Board of Directors). One of those two Directors, Howard A Mileaf, is a Class III Director currently up for election. The other is a Class II Director up for election in 2010. The Class II Director is not a nominee to be considered at the Meeting.

     The term of each current Class III Director expires in 2008, but each expressed his or her willingness to serve another term as Director of the Fund if nominated by the Board of Directors.

     The Governance and Nominating Committee of the Fund reviewed the qualifications, experience and background of each Class III incumbent Director. Based upon this review, the Committee determined that nominating the incumbent Class III Directors would be in the best interests of the Fund's stockholders. The Fund's Board believes that the incumbents are well suited for service on the Board due to their familiarity with the Fund as a result of their prior service as Directors, their knowledge of the financial services sector, and their substantial experience in serving as directors or trustees, officers or advisers of public companies and business organizations, including other investment companies.

     At a meeting in December 2007, the Board of Directors received the recommendations of the Governance and Nominating Committee. After discussion and consideration of, among other things, the backgrounds of the incumbents, the Board voted to nominate Martha C. Goss, Robert A. Kavesh, Howard A. Mileaf, Edward I. O'Brien, William E. Rulon and Candace L. Straight for election as Class III Directors with a term expiring in 2011. The Fund has a policy that at least three-fourths of all Directors be Independent Fund Directors. Independent Fund Directors are those who are not associated with the Fund's investment manager or sub-adviser or their affiliates, or with any broker-dealer used by the Fund, the investment manager or the sub-adviser in the past six months.

     It is the intention of the persons named as proxies on the enclosed proxy card(s) to vote in favor of the election of each nominee named in this Proxy Statement. Each nominee has consented to be named in this Proxy Statement and to serve as Director if elected. The Fund's Board of Directors has no reason to believe that any nominee will become unavailable for election as a Director, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Board of Directors may recommend.

     None of the Directors is related to any other. The following tables set forth certain information regarding each Director of the Fund. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for five years or more. The business address of each listed person is 605 Third Avenue, New York, New York 10158.

                         INFORMATION REGARDING NOMINEES
                       FOR ELECTION AT 2008 ANNUAL MEETING


______________________________________________________________________________________________________

                                                          NUMBER OF
                                                          PORTFOLIOS
                                                          IN FUND
NAME, AGE, POSITION,                                      COMPLEX          OTHER DIRECTORSHIPS
TERM OF OFFICE (1), AND     PRINCIPAL                     OVERSEEN BY      HELD OUTSIDE FUND
LENGTH OF TIME SERVED       OCCUPATION(S)                 DIRECTOR (2)     COMPLEX BY DIRECTOR
______________________________________________________________________________________________________
                                               CLASS III
______________________________________________________________________________________________________
Independent Fund Directors
______________________________________________________________________________________________________
Martha C. Goss (58)         President, Woodhill              62            Director, Ocwen
Director                    Enterprises Inc. /                             Financial Corporation
Since June 2007             Chase Hollow                                   (mortgage servicing),
                            Associates LLC                                 since 2005; Director,
                            (personal investment                           American Water (water
                            vehicle), since 2006;                          utility), since 2003;
                            Chief Operating and                            Director, Channel
                            Financial Officer,                             Reinsurance (financial
                            Hopewell Holdings,                             guaranty reinsurance),
                            LLC/Amwell                                     since 2006; Director,
                            Holdings, LLC (a                               Allianz Life of New
                            holding company                                York (insurance), since
                            for investments                                2005; Director, Financial
                            in the health care                             Women's Association of
                            space), since 2003;                            New York (not for profit
                            formerly, Consultant,                          association), since 2003;
                            Resources Connection                           Trustee Emerita, Brown
                            (temporary staffing),                          University, since 1998
                            2002 to 2006.
______________________________________________________________________________________________________

Robert A. Kavesh (80)       Marcus Nadler                    62            Formerly, Director, The
Director                    Professor Emeritus                             Caring Community (not-
Since inception             of Finance and                                 for-profit) from 1997 to
                            Economics, New                                 2006; formerly, Director,
                            York University Stern                          DEL Laboratories,
                            School of Business;                            Inc. (cosmetics and
                            formerly, Executive                            pharmaceuticals), 1978 to
                            Secretary-Treasurer,                           2004; formerly, Director,
                            American Finance                               Apple Bank for Savings,
                            Association, 1961 to                           1979 to 1990; formerly,
                            1979.                                          Director, Western Pacific
                                                                           Industries, Inc., 1972 to
                                                                           1986 (public company).
______________________________________________________________________________________________________


______________________________________________________________________________________________________

                                                          NUMBER OF
                                                          PORTFOLIOS
                                                          IN FUND
NAME, AGE, POSITION,                                      COMPLEX          OTHER DIRECTORSHIPS
TERM OF OFFICE (1), AND     PRINCIPAL                     OVERSEEN BY      HELD OUTSIDE FUND
LENGTH OF TIME SERVED       OCCUPATION(S)                 DIRECTOR (2)     COMPLEX BY DIRECTOR
______________________________________________________________________________________________________
Howard A. Mileaf (71)       Retired; formerly,               62            Formerly, Director,
Director                    Vice President and                             Webfinancial Corporation
Since inception             General Counsel,                               (holding company)
                            WHX Corporation                                (December 2002
                            (holding company),                             to February 2008);
                            1993 to 2001.                                  formerly, Director WHX
                                                                           Corporation (holding
                                                                           company), January 2002
                                                                           to June 2005; formerly,
                                                                           Director, State Theatre of
                                                                           New Jersey (not-for-profit
                                                                           theater), 2000 to 2005.
______________________________________________________________________________________________________

Edward I. O'Brien (79)      Formerly, Member,                62            Director, Legg Mason,
Director                    Investment Policy                              Inc. (financial services
Since inception             Committee, Edward                              holding company) since
                            Jones, 1993 to                                 1993; formerly, Director,
                            2001; President,                               Boston Financial Group
                            Securities Industry                            (real estate and tax
                            Association ("SIA")                            shelters), 1993 to 1999.
                            (securities industry's
                            representative in
                            government relations
                            and regulatory
                            matters at the federal
                            and state levels), 1974
                            to 1992; Adviser to
                            SIA, November 1992
                            to November 1993.
______________________________________________________________________________________________________

William E. Rulon (75)       Retired; formerly,               62            Formerly, Director, Pro-
Director                    Senior Vice President,                         Kids Golf and Learning
Since inception             Foodmaker, Inc.                                Academy (teach golf
                            (operator and                                  and computer usage
                            franchiser of                                  to "at risk" children),
                            restaurants) until                             1998 to 2006; formerly,
                            January 1997.                                  Director, Prandium, Inc.
                                                                           (restaurants), March 2001
                                                                           to July 2002.
______________________________________________________________________________________________________


______________________________________________________________________________________________________

                                                          NUMBER OF
                                                          PORTFOLIOS
                                                          IN FUND
NAME, AGE, POSITION,                                      COMPLEX          OTHER DIRECTORSHIPS
TERM OF OFFICE (1), AND     PRINCIPAL                     OVERSEEN BY      HELD OUTSIDE FUND
LENGTH OF TIME SERVED       OCCUPATION(S)                 DIRECTOR (2)     COMPLEX BY DIRECTOR
______________________________________________________________________________________________________
Candace L. Straight (60)    Private investor and             62            Director, Montpelier Re
Director                    consultant specializing                        (reinsurance company)
Since inception             in the insurance                               since 2006; Director,
                            industry; formerly,                            National Atlantic Holdings
                            Advisory Director,                             Corporation (property
                            Securitas Capital                              and casualty insurance
                            LLC (a global private                          company) since 2004;
                            equity investment firm                         Director, The Proformance
                            dedicated to making                            Insurance Company
                            investments in the                             (property and casualty
                            insurance sector), 1998                        insurance company) since
                            to December 2003.                              March 2004; formerly,
                                                                           Director, Providence
                                                                           Washington Insurance
                                                                           Company (property
                                                                           and casualty insurance
                                                                           company), December 1998
                                                                           to March 2006; formerly,
                                                                           Director, Summit Global
                                                                           Partners (insurance
                                                                           brokerage firm), 2000
                                                                           to 2005.
______________________________________________________________________________________________________

          INFORMATION REGARDING DIRECTORS WHOSE CURRENT TERMS CONTINUE


______________________________________________________________________________________________________

                                                          NUMBER OF
                                                          PORTFOLIOS
                                                          IN FUND
NAME, AGE, POSITION,                                      COMPLEX          OTHER DIRECTORSHIPS
TERM OF OFFICE (1), AND     PRINCIPAL                     OVERSEEN BY      HELD OUTSIDE FUND
LENGTH OF TIME SERVED       OCCUPATION(S)                 DIRECTOR (2)     COMPLEX BY DIRECTOR
______________________________________________________________________________________________________
                                                CLASS I
______________________________________________________________________________________________________
Independent Fund Directors
______________________________________________________________________________________________________
Faith Colish (72)           Counsel, Carter                  62            Formerly, Director (1997
Director                    Ledyard & Milburn                              to 2003) and Advisory
Since inception             LLP (law firm) since                           Director (2003 to 2006),
                            October 2002; formerly,                        ABA Retirement Funds
                            Attorney-at-Law and                            (formerly, American Bar
                            President, Faith Colish,                       Retirement Association)
                            A Professional                                 (not-for-profit membership
                            Corporation, 1980                              corporation).
                            to 2002.
______________________________________________________________________________________________________

Michael M. Knetter (48)     Dean, School of                  62            Trustee, Northwestern
Director                    Business, University                           Mutual Series Fund, Inc.,
Since February 2007         of Wisconsin -                                 since February 2007;
                            Madison; formerly,                             Director, Wausau Paper,
                            Professor of                                   since 2005; Director,
                            International                                  Great Wolf Resorts,
                            Economics and                                  since 2004.
                            Associate Dean,
                            Amos Tuck School
                            of Business -
                            Dartmouth College,
                            1998 to 2002.
______________________________________________________________________________________________________

Cornelius T. Ryan (76)      Founding General                 62            Supply Pro, Inc., since
Director                    Partner, Oxford                                1997; Norwalk Hospital
Since inception             Partners and Oxford                            Foundation, since 1998.
                            Bioscience Partners
                            (venture capital
                            investing) and
                            President, Oxford
                            Venture Corporation
                            since 1981.
______________________________________________________________________________________________________

______________________________________________________________________________________________________

                                                          NUMBER OF
                                                          PORTFOLIOS
                                                          IN FUND
NAME, AGE, POSITION,                                      COMPLEX          OTHER DIRECTORSHIPS
TERM OF OFFICE (1), AND     PRINCIPAL                     OVERSEEN BY      HELD OUTSIDE FUND
LENGTH OF TIME SERVED       OCCUPATION(S)                 DIRECTOR (2)     COMPLEX BY DIRECTOR
______________________________________________________________________________________________________
Peter P. Trapp (63)         Retired; formerly,               62            None.
Director                    Regional Manager for
Since inception             Mid-Southern Region,
                            Ford Motor Credit
                            Company (September
                            1997 to 2007);
                            formerly, President,
                            Ford Life Insurance
                            Company, April 1995
                            to August 1997.
______________________________________________________________________________________________________
Director who is an "Interested Person"
______________________________________________________________________________________________________

Peter E. Sundman* (48)      Executive Vice                   62            Director and Vice
Chief Executive             President, Neuberger                           President, Neuberger &
Officer, Director and       Berman Inc. (holding                           Berman Agency, Inc.
Chairman of the Board       company) since 1999;                           since 2000; formerly,
Since inception             Head of Neuberger                              Director, Neuberger
                            Berman Inc.'s Mutual                           Berman Inc. (holding
                            Funds Business                                 company), October 1999
                            (since 1999) and                               to March 2003; Trustee,
                            Institutional Business                         Frost Valley YMCA;
                            (1999 to October                               Trustee, College of
                            2005); responsible                             Wooster.
                            for Managed
                            Accounts Business
                            and intermediary
                            distribution (October
                            1999 to 2008);
                            President and Director,
                            NB Management
                            since 1999; Managing
                            Director, Neuberger
                            Berman since 2005;
                            formerly, Executive
                            Vice President,
                            Neuberger Berman,
                            1999 to December
                            2005; formerly,
                            Principal, Neuberger
                            Berman, 1997 to
                            1999; formerly, Senior
                            Vice President, NB
                            Management, 1996
                            to 1999.
______________________________________________________________________________________________________

______________________________________________________________________________________________________

                                                          NUMBER OF
                                                          PORTFOLIOS
                                                          IN FUND
NAME, AGE, POSITION,                                      COMPLEX          OTHER DIRECTORSHIPS
TERM OF OFFICE (1), AND     PRINCIPAL                     OVERSEEN BY      HELD OUTSIDE FUND
LENGTH OF TIME SERVED       OCCUPATION(S)                 DIRECTOR (2)     COMPLEX BY DIRECTOR
______________________________________________________________________________________________________
                                                CLASS II
______________________________________________________________________________________________________
Independent Fund Directors
______________________________________________________________________________________________________
John Cannon (78)            Consultant. Formerly,            62            Independent Trustee or
Director                    Chairman, CDC                                  Director of three series
Since inception             Investment Advisers                            of Oppenheimer Funds:
                            (registered investment                         Oppenheimer Limited
                            adviser), 1993 to                              Term New York Municipal
                            January 1999;                                  Fund, Rochester Fund
                            formerly, President                            Municipals, and
                            and Chief Executive                            Oppenheimer Convertible
                            Officer, AMA                                   Securities Fund, since
                            Investment Advisors,                           1992.
                            an affiliate of the
                            American Medical
                            Association.
______________________________________________________________________________________________________

C. Anne Harvey (70)         President, C.A.                  62            Formerly, President,
Director                    Harvey Associates                              Board of Associates
Since inception             since October 2001;                            to The National
                            formerly, Director,                            Rehabilitation Hospital's
                            AARP, 1978 to                                  Board of Directors,
                            December 2001.                                 2001 to 2002; formerly,
                                                                           Member, Individual
                                                                           Investors Advisory
                                                                           Committee to the New
                                                                           York Stock Exchange
                                                                           Board of Directors, 1998
                                                                           to June 2002.
______________________________________________________________________________________________________

George W. Morriss (60)      Formerly, Executive              62            Member, Old Mutual 2100
Director                    Vice President and                             fund complex (consisting
Since February 2007         Chief Financial                                of six funds) since October
                            Officer, People's                              2006 for four funds and
                            Bank (a financial                              since February 2007 for
                            services company),                             two funds.
                            1991 to 2001.
______________________________________________________________________________________________________

______________________________________________________________________________________________________

                                                          NUMBER OF
                                                          PORTFOLIOS
                                                          IN FUND
NAME, AGE, POSITION,                                      COMPLEX          OTHER DIRECTORSHIPS
TERM OF OFFICE (1), AND     PRINCIPAL                     OVERSEEN BY      HELD OUTSIDE FUND
LENGTH OF TIME SERVED       OCCUPATION(S)                 DIRECTOR (2)     COMPLEX BY DIRECTOR
______________________________________________________________________________________________________
Tom D. Seip (58)            General Partner, Seip            62            Director, H&R Block,
Director                    Investments LP (a                              Inc. (financial services
Since inception;            private investment                             company) since May 2001;
Lead Independent            partnership);                                  Chairman, Compensation
Director                    formerly, President                            Committee, H&R
Since 2006                  and CEO, Westaff,                              Block, Inc. since 2006;
                            Inc. (temporary                                Director, America One
                            staffing), May 2001                            Foundation since 1998;
                            to January 2002;                               formerly, Chairman,
                            formerly, Senior                               Governance and
                            Executive at the                               Nominating Committee,
                            Charles Schwab                                 H&R Block, Inc., 2004 to
                            Corporation, 1983                              2006; formerly, Director,
                            to 1998, including                             Forward Management,
                            Chief Executive                                Inc. (asset management
                            Officer, Charles                               company), 1999 to 2006;
                            Schwab Investment                              formerly Director, E-Bay
                            Management, Inc.                               Zoological Society,
                            and Trustee, Schwab                            1999 to 2003; formerly,
                            Family of Funds and                            Director, General Magic
                            Schwab Investments,                            (voice recognition
                            1997 to 1998, and                              software), 2001 to 2002;
                            Executive Vice                                 formerly, Director,
                            President-Retail                               E-Finance Corporation
                            Brokerage, Charles                             (credit decisioning
                            Schwab & Co., Inc.,                            services), 1999 to 2003;
                            1994 to 1997.                                  formerly, Director,
                                                                           Save-Daily.com (micro
                                                                           investing services), 1999
                                                                           to 2003.
______________________________________________________________________________________________________

______________________________________________________________________________________________________

                                                          NUMBER OF
                                                          PORTFOLIOS
                                                          IN FUND
NAME, AGE, POSITION,                                      COMPLEX          OTHER DIRECTORSHIPS
TERM OF OFFICE (1), AND     PRINCIPAL                     OVERSEEN BY      HELD OUTSIDE FUND
LENGTH OF TIME SERVED       OCCUPATION(S)                 DIRECTOR (2)     COMPLEX BY DIRECTOR
______________________________________________________________________________________________________
Director who is an "Interested Person"
______________________________________________________________________________________________________
Jack L. Rivkin* (67)        Executive Vice                   62            Director, Dale Carnegie
President and Director      President and                                  and Associates, Inc.
Since December 2002         Chief Investment                               (private company) since
                            Officer, Neuberger                             1998; Director, Solbright,
                            Berman Inc.                                    Inc. (private company)
                            (holding company)                              since 1998.
                            since 2002 and
                            2003, respectively;
                            Managing Director
                            and Chief Investment
                            Officer, Neuberger
                            Berman since
                            December 2005 and
                            2003, respectively;
                            formerly, Executive
                            Vice President,
                            Neuberger Berman,
                            December 2002
                            to 2005; Director
                            and Chairman,
                            NB Management
                            since December
                            2002; formerly,
                            Executive Vice
                            President, Citigroup
                            Investments, Inc.,
                            September 1995
                            to February 2002;
                            formerly, Executive
                            Vice President,
                            Citigroup Inc.,
                            September 1995 to
                            February 2002.
______________________________________________________________________________________________________

(1)  The Board shall at times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class III. The terms of office of Class I, Class II, and Class
     III Directors shall expire at the annual meeting of stockholders held in 2009, 2010, and 2008, respectively, and at each third annual meeting of stockholders thereafter.

(2)  For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

*    Indicates a Director who is an "interested person" within the meaning of the 1940 Act.
     Mr. Sundman and Mr. Rivkin are interested persons of the Fund by virtue of the fact that they are officers and/or directors of NB Management and Managing Directors of Neuberger Berman.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended ("1934 Act"), Section 30(h) of the 1940 Act and Securities and Exchange Commission ("SEC") regulations thereunder, certain of the Fund's officers and the Fund's Directors and portfolio managers, persons owning more than 10% of the Fund's common stock and certain officers and directors of the Fund's investment manager and sub-adviser are required to report their transactions in the Fund's stock to the SEC and the AMEX.

     Based solely on the review by the Fund of the copies of such reports it received, the Fund believes that, during its fiscal year ended October 31, 2007, Martha C. Goss inadvertently filed a Statement of Change in Beneficial Ownership of Securities on Form 4 after the required time period.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     The Fund's Board met nine times during the fiscal year ended October 31, 2007. Each Director attended at least 75% of the total number of meetings of the Board and of any committee of which he or she was a member during that year.

     The Board has established several standing committees to oversee particular aspects of the Fund's management. The standing committees of the Board are described below. The Board does not have a standing compensation committee although the Governance and Nominating Committee does consider and make recommendations relating to Independent Director compensation to the Board.

     AUDIT COMMITTEE. The purposes of the Fund's Audit Committee are (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Fund and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Fund's financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund's independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent registered public accounting firm; (e) to act as a liaison between the Fund's independent registered public accounting firm and the full Board; and
(f) to prepare an audit committee report as required by Item 407 of Regulation S-K to be included in proxy statements relating to the election of directors. The independent registered public accounting firm for the Fund shall report directly to the Audit Committee. The Fund has adopted a written charter for its Audit Committee. The charter of the Audit Committee is available on NB Management's website at www.nb.com. The Audit Committee of the Fund has delegated the authority to grant pre-approval of permissible non-audit services and all audit, review or attest engagements of the Fund's independent registered public accounting firm to each member of the Audit Committee between meetings of the Committee.

     The Audit Committee of the Fund, established in accordance with Section 3(a)(58)(A) of the 1934 Act, is composed entirely of Independent Fund Directors who are also considered independent under the listing standards applicable to the Fund. Its members are Martha C. Goss, Howard A. Mileaf, George W. Morriss, Cornelius T. Ryan (Chairman), Tom D. Seip and Peter P. Trapp. The Chairman of the Audit Committee receives additional compensation for serving on this Committee. The Report of the Audit Committee relating to the audit of Fund financial statements for the fiscal year ended October 31, 2007 is attached hereto as Appendix A. During the fiscal year ended October 31, 2007, the Committee met six times.

     CLOSED-END FUNDS COMMITTEE. The Fund's Closed-End Funds Committee is responsible for consideration and evaluation of issues specific to the Fund. Its members are George W. Morriss (Chairman), Edward I. O'Brien, Jack L. Rivkin, William E. Rulon (Vice Chairman), and Tom D. Seip. All members other than Mr. Rivkin are Independent Fund Directors. The Chairman of the Closed-End Fund Committee receives additional compensation for serving on this Committee. During the fiscal year ended October 31, 2007, the Committee met two times.

     CONTRACT REVIEW COMMITTEE. The Contract Review Committee of the Fund is responsible for overseeing and guiding the process by which the Independent Fund Directors annually consider whether to continue the Fund's principal contractual arrangements. Its members are Faith Colish (Chairwoman), Martha C. Goss, Robert
A. Kavesh, William E. Rulon and Candace L. Straight. All members are Independent Fund Directors. The Chairwoman of the Contract Review Committee receives additional compensation for serving on this Committee. During the fiscal year ended October 31, 2007, the Committee met five times.

     ETHICS AND COMPLIANCE COMMITTEE. The Ethics and Compliance Committee of the Fund oversees: (a) the Fund's program for compliance with Rule 38a-1 under the 1940 Act and the Fund's implementation and enforcement of its compliance policies and procedures; (b) compliance with the Fund's Code of Ethics (which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and Directors), and (c) the activities of the Fund's CCO. The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.) The Committee's primary function is oversight. Each investment manager, sub-adviser, administrator and transfer agent (collectively, "Service Providers") is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering the Fund's Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. The members of the Committee are John Cannon (Chairman), Faith Colish, C. Anne Harvey, Michael M. Knetter and Edward I. O'Brien. All members are Independent Fund Directors. The Chairman of the Ethics and
Compliance Committee receives additional compensation for serving on this Committee. The Board will receive at least annually a report on the compliance programs of the Fund and Service Providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Fund, Neuberger Berman and NB Management. During the fiscal year ended October 31, 2007, the Committee met four times.

     EXECUTIVE COMMITTEE. The Executive Committee of the Fund is responsible for acting in an emergency when a quorum of the Board of Directors is not available; the Committee has all the powers of the Board of Directors when the Board is not in session to the extent permitted by Maryland law. Its members are John Cannon, Robert A. Kavesh, Howard A. Mileaf, Tom D. Seip and Peter E. Sundman (Chairman). All members except for Mr. Sundman are Independent Fund Directors. During the fiscal year ended October 31, 2007, the Committee met once.

     GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee of the Fund is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Directors and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Directors, including as Independent Fund Directors, as members of committees, as Chair of the Board and as officers of the Fund; and (c) considering and making recommendations relating to the compensation of Independent Fund Directors and of those officers as to whom the Board is charged with approving compensation. The Committee met to discuss matters relating to the nomination of Class III Directors with respect to the Fund. Its members are C. Anne Harvey (Chairwoman), Robert A. Kavesh, Michael M. Knetter, Howard A. Mileaf and Tom D. Seip. All members are Independent Fund Directors and are not "interested parties" of the Fund as defined in section 2(a)(19) of the 1940 Act. The Chairwoman of the Governance and Nominating Committee receives additional compensation for serving on this Committee. During the fiscal year ended October 31, 2007, the Committee met three times.

     INVESTMENT PERFORMANCE COMMITTEE. The Investment Performance Committee of the Fund is responsible for overseeing and guiding the process by which the Board reviews Fund performance. Its members are Martha C. Goss, Robert A. Kavesh, Edward I. O'Brien, Jack L. Rivkin (Vice Chairman), Cornelius T. Ryan and Peter P. Trapp (Chairman). All members except for Mr. Rivkin are Independent Fund Directors. The Chairman of the Investment Performance Committee receives additional compensation for serving on this Committee. During the fiscal year ended October 31, 2007, the Committee met two times.

     PORTFOLIO TRANSACTIONS AND PRICING COMMITTEE. The Portfolio Transactions and Pricing Committee of the Fund (a) monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions ("Pricing Procedures"); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the independent registered public accounting firm and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market prices are not readily available; (d) oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which the Fund deals with the manager or any affiliate of the manager as principal or agent.

     The members of the Committee are Faith Colish, George W. Morriss, Jack L. Rivkin (Vice Chairman), William E. Rulon, Cornelius T. Ryan and Candace L. Straight (Chairwoman). All members except for Mr. Rivkin are Independent Fund Directors. The Chairwoman of the Portfolio Transactions and Pricing Committee receives additional compensation for serving on this Committee. During the fiscal year ended October 31, 2007, the Committee met three times.

INFORMATION REGARDING THE FUND'S PROCESS FOR NOMINATING DIRECTOR CANDIDATES

     GOVERNANCE AND NOMINATING COMMITTEE CHARTER. A copy of the Governance and Nominating Committee Charter is available to stockholders on NB Management's website at www.nb.com.

     STOCKHOLDER COMMUNICATIONS. The Fund's Governance and Nominating Committee will consider nominees recommended by stockholders; stockholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Funds, 605 Third Avenue, 21(st) Floor, New York, NY, 10158-0180. No nominee recommendation has been received from a stockholder within the past 120 days.

     NOMINEE QUALIFICATIONS. The Governance and Nominating Committee will consider nominees recommended by stockholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. While there is no formal list of qualifications, the Governance and Nominating Committee considers, among other things, whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity, and substantive knowledge in areas important to the Board's operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as independent directors, independence from the Fund's investment manager, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. The Committee also considers whether the prospective candidates' workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which the Fund operates. Different substantive areas may assume greater or lesser significance at particular times, in light of the Board's present composition and the Committee's (or the Board's) perceptions about future issues and needs.

     IDENTIFYING NOMINEES. The Governance and Nominating Committee considers prospective candidates from any reasonable source. The Committee initially evaluates prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Committee members would be arranged. If the Committee, based on the results of these contacts, believed it had identified a viable candidate, it would air the matter with the full group of independent Board members for input.

     Any request by management to meet with the prospective candidate would be given appropriate consideration. The Fund has not paid a fee to third parties to assist in finding nominees.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

     The Fund does not have a policy on Director attendance at the annual meeting of stockholders. One Board member attended the 2007 annual meeting of stockholders.

OWNERSHIP OF SECURITIES

     Set forth below is the dollar range of equity securities owned by each Director as of March 31, 2008.

                                                          AGGREGATE DOLLAR
                                                          RANGE OF EQUITY SECURITIES IN ALL
                                                          REGISTERED INVESTMENT
                              DOLLAR RANGE OF             COMPANIES OVERSEEN BY
                              EQUITY SECURITIES OWNED     DIRECTOR IN FAMILY OF
NAME OF DIRECTOR              IN THE FUND*                INVESTMENT COMPANIES*
_____________________________________________________________________________________________

Independent Fund Directors
_____________________________________________________________________________________________
John Cannon                   None                        Over $100,000
Faith Colish**                $1-$10,000                  Over $100,000
Martha C. Goss                None                        None
C. Anne Harvey                None                        $50,001-$100,000
Robert A. Kavesh              None                        $10,001-$50,000
Michael M. Knetter            None                        None
Howard A. Mileaf              None                        Over $100,000
George W. Morriss             None                        Over $100,000
Edward I. O'Brien             None                        Over $100,000
William E. Rulon              None                        Over $100,000
Cornelius T. Ryan             None                        Over $100,000
Tom D. Seip                   None                        Over $100,000
Candace L. Straight           None                        Over $100,000
Peter P. Trapp                None                        Over $100,000
_____________________________________________________________________________________________
Directors who are "Interested Persons"
_____________________________________________________________________________________________
Jack L. Rivkin                None                        $1-$10,000
Peter E. Sundman              None                        Over $100,000
_____________________________________________________________________________________________

*    Valuation as of March 3, 2008.

**   Ms. Colish owns 240 Common Shares of the Fund, constituting less than 1% of the Fund's outstanding Common Shares.

INDEPENDENT FUND DIRECTORS' OWNERSHIP OF SECURITIES

     As of March 27, 2008, no  Independent  Fund Director (or his/her  immediate family members) owned securities of NB Management or Neuberger Berman or securities in an entity controlling, controlled by or under common control with NB Management or Neuberger Berman (not including registered investment companies).

OFFICERS OF THE FUND

     The following table sets forth certain information regarding the officers of the Fund. Except as otherwise noted, each individual has held the positions shown in the table below for at least the last five years. The business address of each listed person is 605 Third Avenue, New York, New York 10158. Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board.



_____________________________________________________________________________________________

                            POSITION AND
                            LENGTH OF
NAME AND AGE                TIME SERVED             PRINCIPAL OCCUPATION(S)
_____________________________________________________________________________________________
Andrew B. Allard (46)       Anti-Money              Senior Vice President, Neuberger Berman
                            Laundering              since 2006; Deputy General Counsel,
                            Compliance Officer      Neuberger Berman since 2004; formerly,
                            since inception (1)     Vice President, Neuberger Berman,
                                                    2000 to 2005; formerly, Associate
                                                    General Counsel, Neuberger Berman,
                                                    1999 to 2004; Anti-Money Laundering
                                                    Compliance Officer, fifteen registered
                                                    investment companies for which NB
                                                    Management acts as investment manager
                                                    and administrator (six since 2002, two
                                                    since 2003, four since 2004, one since
                                                    2005 and two since 2006).
_____________________________________________________________________________________________

Michael J. Bradler (38)     Assistant Treasurer     Vice President, Neuberger Berman
                            since 2005              since 2006; Employee, NB Management
                                                    since 1997; Assistant Treasurer, fifteen
                                                    registered investment companies
                                                    for which NB Management acts as
                                                    investment manager and administrator
                                                    (thirteen since 2005 and two since 2006).
_____________________________________________________________________________________________

Claudia A. Brandon (51)     Secretary since         Senior Vice President, Neuberger Berman
                            inception (1)           since 2007; Vice President-Mutual Fund
                                                    Board Relations, NB Management since
                                                    2000 and Assistant Secretary since 2004;
                                                    formerly, Vice President, Neuberger
                                                    Berman, 2002 to 2007 and Employee
                                                    since 1999; Secretary, fifteen registered
                                                    investment companies for which NB
                                                    Management acts as investment manager
                                                    and administrator (three since 1985,
                                                    three since 2002, two since 2003, four
                                                    since 2004, one since 2005 and two since
                                                    2006).
_____________________________________________________________________________________________

_____________________________________________________________________________________________

                            POSITION AND
                            LENGTH OF
NAME AND AGE                TIME SERVED             PRINCIPAL OCCUPATION(S)
_____________________________________________________________________________________________
Robert Conti (51)           Vice President          Managing Director, Neuberger Berman
                            since inception (1)     since 2007; formerly, Senior Vice
                                                    President, Neuberger Berman, 2003
                                                    to 2006; formerly, Vice President,
                                                    Neuberger Berman, 1999 to 2003; Senior
                                                    Vice President, NB Management since
                                                    2000; Vice President, fifteen registered
                                                    investment companies for which NB
                                                    Management acts as investment manager
                                                    and administrator (three since 2000,
                                                    three since 2002, two since 2003, four
                                                    since 2004, one since 2005 and two since
                                                    2006).
_____________________________________________________________________________________________

Brian J. Gaffney (54)       Vice President          Managing Director, Neuberger Berman
                            since inception (1)     since 1999; Senior Vice President, NB
                                                    Management since 2000; Vice President,
                                                    fifteen registered investment companies
                                                    for which NB Management acts as
                                                    investment manager and administrator
                                                    (three since 2000, three since 2002, two
                                                    since 2003, four since 2004, one since
                                                    2005 and two since 2006).
_____________________________________________________________________________________________

Maxine Gerson (57)          Chief Legal Officer     Senior Vice President, Neuberger Berman
                            since 2005 (only        since 2002; Deputy General Counsel and
                            for purposes            Assistant Secretary, Neuberger Berman
                            of sections 307         since 2001; Senior Vice President, NB
                            and 406 of the          Management since 2006; Secretary
                            Sarbanes-Oxley          and General Counsel, NB Management
                            Act of 2002)            since 2004; Chief Legal Officer (only
                                                    for purposes of sections 307 and 406
                                                    of the Sarbanes-Oxley Act of 2002),
                                                    fifteen registered investment companies
                                                    for which NB Management acts as
                                                    investment manager and administrator
                                                    (thirteen since 2005 and two since 2006).
_____________________________________________________________________________________________

Sheila R. James (42)        Assistant Secretary     Vice President, Neuberger Berman since
                            since inception (1)     2008 and Employee since 1999; formerly
                                                    Assistant Vice President 2007-2008;
                                                    Assistant Secretary, fifteen registered
                                                    investment companies for which NB
                                                    Management acts as investment manager
                                                    and administrator (six since 2002, two
                                                    since 2003, four since 2004, one since
                                                    2005 and two since 2006.
_____________________________________________________________________________________________


_____________________________________________________________________________________________

                            POSITION AND
                            LENGTH OF
NAME AND AGE                TIME SERVED             PRINCIPAL OCCUPATION(S)
_____________________________________________________________________________________________
Kevin Lyons (52)            Assistant Secretary     Assistant Vice President, Neuberger
                            since 2003              Berman since 2008 and Employee
                                                    since 1999; Assistant Secretary, fifteen
                                                    registered investment companies
                                                    for which NB Management acts as
                                                    investment manager and administrator
                                                    (eight since 2003, four since 2004, one
                                                    since 2005 and two since 2006).
_____________________________________________________________________________________________

John M. McGovern (38)       Treasurer and           Senior Vice President, Neuberger Berman
                            Principal Financial     since 2007; formerly, Vice President,
                            and Accounting          Neuberger Berman, 2004 to 2006;
                            Officer since 2005;     Employee, NB Management since 1993;
                            prior thereto,          Treasurer and Principal Financial and
                            Assistant Treasurer     Accounting Officer, sixteen registered
                            since inception (1)     investment companies for which NB
                                                    Management acts as investment manager
                                                    and administrator (fourteen since 2005
                                                    and two since 2006); formerly, Assistant
                                                    Treasurer, thirteen registered investment
                                                    companies for which NB Management
                                                    acts as investment manager and
                                                    administrator, 2002 to 2005.
_____________________________________________________________________________________________

Frank Rosato (37)           Assistant Treasurer     Vice President, Neuberger Berman
                            since 2005              since 2006; Employee, NB Management
                                                    since 1995; Assistant Treasurer, fifteen
                                                    registered investment companies
                                                    for which NB Management acts as
                                                    investment manager and administrator
                                                    (thirteen since 2005 and two since 2006).
_____________________________________________________________________________________________

Frederic B. Soule (61)      Vice President          Senior Vice President, Neuberger
                            since inception (1)     Berman since 2003; formerly, Vice
                                                    President, Neuberger Berman, 1999 to
                                                    2002; Vice President, fifteen registered
                                                    investment companies for which NB
                                                    Management acts as investment manager
                                                    and administrator (three since 2000,
                                                    three since 2002, two since 2003, four
                                                    since 2004, one since 2005 and two since
                                                    2006).
_____________________________________________________________________________________________

_____________________________________________________________________________________________

                            POSITION AND
                            LENGTH OF
NAME AND AGE                TIME SERVED             PRINCIPAL OCCUPATION(S)
_____________________________________________________________________________________________
Chamaine Williams (37)      Chief Compliance        Senior Vice President, Neuberger Berman
                            Officer since 2005      since 2007; Chief Compliance Officer,
                                                    NB Management since 2006; Senior Vice
                                                    President, Lehman Brothers Inc. since
                                                    2007; formerly, Vice President, Lehman
                                                    Brothers Inc. from 2003 to 2006; Chief
                                                    Compliance Officer, fifteen registered
                                                    investment companies for which
                                                    NB Management acts as investment
                                                    manager and administrator (fourteen
                                                    since 2005 and one since 2006); Chief
                                                    Compliance Officer, Lehman Brothers
                                                    Asset Management Inc. since 2003; Chief
                                                    Compliance Officer, Lehman Brothers
                                                    Alternative Investment Management LLC
                                                    since 2003; formerly, Vice President,
                                                    UBS Global Asset Management (US)
                                                    Inc. (formerly, Mitchell Hutchins Asset
                                                    Management, a wholly-owned subsidiary
                                                    of PaineWebber Inc.), 1997 to 2003.
_____________________________________________________________________________________________

(1)  The officer has served since the Fund's inception in 2003.

COMPENSATION OF DIRECTORS

     The following table sets forth information concerning the compensation of the Fund's Directors. The Fund does not have any pension or retirement plan for its Directors. For the fiscal year ended October 31, 2007, the Directors received the amounts set forth in the following table from the Fund. For the calendar year ended December 31, 2007, the Directors received the compensation set forth in the following table for serving as Trustees or Directors of investment companies in the "Neuberger Berman Fund Complex." Each officer and Director who is a director, officer or employee of NB Management, Neuberger Berman or any entity controlling, controlled by or under common control with NB Management or Neuberger Berman serves as a Director and/or officer without any compensation from the Fund.

                                     TABLE OF COMPENSATION

                                                                  TOTAL COMPENSATION FROM
                                                              REGISTERED INVESTMENT COMPANIES
                                       COMPENSATION FROM        IN THE NEUBERGER BERMAN FUND
                                      THE FUND FOR FISCAL      COMPLEX PAID TO DIRECTORS FOR
NAME AND POSITION WITH THE FUND       YEAR ENDED 10/31/07       CALENDAR YEAR ENDED 12/31/07
_____________________________________________________________________________________________
Independent Fund Directors
_____________________________________________________________________________________________
John Cannon
     Director                                $1,889                       $104,536
Faith Colish
     Director                                $1,853                       $103,553
Martha C. Goss*
     Director                                $  774                       $ 68,170
C. Anne Harvey
     Director                                $1,720                       $ 96,186
Robert A. Kavesh
     Director                                $1,853                       $103,553
Michael M. Knetter*
     Director                                $1,128                       $ 86,688
Howard A. Mileaf
     Director                                $1,958                       $109,483
George W. Morriss*
     Director                                $1,197                       $ 91,635
Edward I. O'Brien
     Director                                $1,853                       $103,553
William E. Rulon
     Director                                $1,853                       $103,553
Cornelius T. Ryan
     Director                                $2,046                       $113,417
Tom D. Seip
     Lead Independent
     Director                                $2,311                       $129,219
Candace L. Straight
     Director                                $1,853                       $103,553
Peter P. Trapp
     Director                                $1,958                       $109,483
_____________________________________________________________________________________________


                                                                  TOTAL COMPENSATION FROM
                                                              REGISTERED INVESTMENT COMPANIES
                                       COMPENSATION FROM        IN THE NEUBERGER BERMAN FUND
                                      THE FUND FOR FISCAL      COMPLEX PAID TO DIRECTORS FOR
NAME AND POSITION WITH THE FUND       YEAR ENDED 10/31/07       CALENDAR YEAR ENDED 12/31/07
_____________________________________________________________________________________________

Directors who are "Interested Persons"
_____________________________________________________________________________________________
Jack L. Rivkin
     Director and President                  $    0                       $      0
Peter E. Sundman
     Director, Chairman of
     the Board and Chief
     Executive Officer                       $    0                       $      0
_____________________________________________________________________________________________
*    Dr. Knetter  and Mr. Morriss  joined the Fund's  Board in February 2007 and
     Ms. Goss joined the Board in June 2007.

VOTE REQUIRED

     Martha C. Goss, Robert A. Kavesh, Edward I O'Brien, William E. Rulon and Candace L. Straight each must be elected by the holders of a majority of the Fund's outstanding Common Shares and Preferred Shares, voting together. Howard
A. Mileaf must be elected by the holders of a majority of the outstanding Preferred Shares, voting separately from the holders of the Common Shares.

                              STOCKHOLDER PROPOSAL
                                   PROPOSAL 2

     The Fund received notice that a stockholder intends to present the following proposal at the Meeting. The proposal was submitted by Arthur Lipson, Western Investment LLC ("Western"), 7050 S. Union Park Center, Suite 590, Midvale, Utah 84047. Western and its affiliates collectively reported beneficial ownership of 2,973,249 Common Shares of the Fund as of December 21, 2007.

     YOUR BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT FUND DIRECTORS, STRONGLY OPPOSES ADOPTION OF THE RESOLUTION PROPOSED BELOW AND URGES YOU TO VOTE AGAINST THE STOCKHOLDER PROPOSAL FOR THE REASONS DISCUSSED BELOW IN THE DIRECTORS' STATEMENT IN OPPOSITION, WHICH FOLLOWS THE STOCKHOLDER PROPOSAL.

STOCKHOLDER PROPOSAL AND SUPPORTING STATEMENT

     "RESOLVED, that the stockholders of Neuberger Berman Real Estate Securities Income Fund Inc. (the "Fund") hereby request that the Board of Directors immediately establish a special committee consisting solely of independent directors to investigate suitable alternatives to replace the Fund's current investment manager, Neuberger Berman Management Inc."

     The proposal provides stockholders with the opportunity to advise the Board of Directors of their serious concerns regarding the performance of the Fund's investment manager, NB Management. As an owner, together with our affiliates, of approximately 8.9% of the Fund's common shares outstanding, we believe that in order to improve investment results and maximize stockholder value the Fund should replace its investment manager.

     In our view, NB Management's performance over the life of the Fund has been extremely disappointing. NB Management has from the Fund's inception through December 19, 2007, the date immediately prior to the submission of this proposal, significantly underperformed the REIT market as measured by a readily available alternative, the iShares Dow Jones U.S. Real Estate Index Fund ("IYR"). Total return for the Fund over the time was approximately 21.95%. Over the same period, however, the IYR returned approximately 71.23%, over 200% more than the Fund(1). We believe this performance, which spans the life of the Fund and shows no signs of improving, necessitates change beginning with the replacement of the party responsible for the Fund's performance, NB Management.

     In light of the Board of Directors' fiduciary obligations to stockholders, we believe it is incumbent upon the Board to take immediate action to replace NB Management with an investment manager for the Fund that will, at a minimum, bring the Fund's returns in line with the market. While the adoption of this proposal will not legally bind the Board of Directors, we believe its adoption will send the Board an important message.

     If you believe the Fund should immediately explore alternatives to replace NB Management with a truly first-rate fund manager in order to better maximize the value of your shares, please vote FOR this proposal.

THE BOARD OF DIRECTORS' STATEMENT IN OPPOSITION TO PROPOSAL 2

     Your Board, including the Independent Fund Directors, strongly recommends that you vote AGAINST Western's proposal. Before you vote, please consider the following points:

     1. Over the long term your Fund has achieved its objective of high current income and has performed in line with its benchmark and peer groups chosen by independent fund rating organizations.

     2. Western's entire case is based on an inappropriate comparison between your Fund and one other fund that pursues a different investment strategy.

     3. Western fails to mention that changing managers is costly and disruptive.

     4. Your Board, every year, thoroughly reviews performance and many other factors in determining whether NB Management should continue to serve as the Fund's investment manager.

(1)  Source: Bloomberg

     5.   The  existing   committees  are  a  more  appropriate   structure  for
          overseeing the Fund's manager and reviewing Fund performance than the single-purpose committee proposed by Western.

     6. NB Management has shown a strong ongoing commitment to the Fund and its stockholders and has worked closely with your Board to assist the Fund, notably with measures intended to narrow the discount.

     Before we discuss these points in greater detail, a few facts about Mr. Lipson and Western. Western is a closed-end fund arbitrageur. While we do not know the specifics of Western's position, such arbitrageurs often hedge their closed-end fund investments against the risks of the underlying investment portfolio. They make money by purchasing fund shares at a discount from NAV, and then forcing the fund to take measures that temporarily reduce the discount, at which point they sell their shares. Thus, their interest in a fund is not the same as that of long-term stockholders.

     In December, Mr. Lipson met with the Board's Closed-end Funds Committee and pressed Committee members to approve a buyback of 25% of the Fund's outstanding Common Shares at full NAV. This would have allowed Mr. Lipson, Western and their affiliates to cash out of the Fund at a tidy profit. Having researched the matter, however, your Board determined that while such buyback programs may increase the share price temporarily, they generally do not benefit long-term investors and can in fact harm the fund. When the Board did not promptly accept Mr. Lipson's self-serving request, the current proposal, which is designed to bring about a change in managers, followed.

     As explained in more detail below, your Board and NB Management have worked together to reduce the Fund's discount. According to SEC filings, Western and its affiliates have taken advantage of the opportunity thus created to sell a substantial number of their Fund shares over the past few months. So if their proposal winds up burdening your Fund with the costly and disruptive process of searching for a new manager, will Western care, or will much of their money be somewhere else by that time?

1. OVER THE LONG TERM YOUR FUND HAS ACHIEVED ITS OBJECTIVE OF HIGH CURRENT INCOME AND HAS PERFORMED IN LINE WITH ITS BENCHMARK AND PEER GROUPS CHOSEN BY INDEPENDENT FUND RATING ORGANIZATIONS.

     While the short-term market has been difficult, over the longer term the Fund has provided investors with high current income, which is the Fund's primary investment objective, and has earned strong returns. For example, as of December 31, 2007, the Fund had an annualized distribution yield of 15.96% of its market price and 15.00% of its net asset value.(2) Additionally, for the three-year period and the quarter ended December 31, 2007, the Fund has outperformed the average


(2) As Western refers to performance as of December 19, 2007, we have included performance information as of the closest calendar quarter, December 31, 2007.

total return of its peer group(3) as determined by Lipper, Inc. ("Peer Group") and the average total return of the Morningstar Closed-End Specialty-Real Estate Category ("Morningstar Category")(4) on an NAV and market price basis, and for the one-year period ended December 31, 2007 outperformed the average total return of the Peer Group and the Morningstar Category on a market price basis.(5)

     Your Board understands that performance is of paramount importance to stockholders, and the Board's Investment Performance Committee evaluates performance on an ongoing basis. Your Board also recognizes, however, that over the short term the market has been difficult, especially for closed-end real estate funds that are leveraged to provide high current income.(6) The Board does not believe that a slowdown in performance in any one period - especially a period of considerable dislocation in the real estate markets nationwide - should be used as a justification to disrupt the Fund and remove a manager that has been successful in meeting the Fund's objective over the long term.

2. WESTERN'S ENTIRE CASE IS BASED ON AN INAPPROPRIATE COMPARISON BETWEEN YOUR FUND AND ONE OTHER FUND THAT PURSUES A DIFFERENT INVESTMENT STRATEGY.

     Western's claim that the Fund has underperformed is based on a comparison to only one other fund, the iShares Dow Jones U.S. Real Estate Index Fund ("IYR"), which is an exchange traded fund ("ETF"). At a recent meeting of the Board's Investment Performance and Closed-End Fund Committees (each of which is composed primarily of directors independent of NB Management), the committees concluded that comparison of the Fund to ETFs is inappropriate because ETFs, unlike the Fund, generally do not seek to provide significant income nor do they typically make significant use of financial leverage. In addition, the Dow Jones U.S. Real Estate Index, which is the underlying index for IYR, includes real estate developers and real estate holding companies, while the Fund focuses on REITs. In other words, IYR follows a different investment strategy than your Fund and cannot be used as the basis for a valid comparison of performance.


(3) Lipper Real Estate Fund Category consists of 30 closed-end funds that invest primarily in equity securities of domestic and foreign companies engaged in the real estate industry. The Peer Group may contain a number of closed-end funds that are not focused exclusively on domestic REITs but also invest in non-U.S. REITs, operating company common and preferred stocks as well as other non-REIT issues.

(4) Morningstar Closed-End Fund Specialty-Real Estate Category consists of 26 closed-end funds that invest primarily in REITs of various types. Some funds in this category may also invest in real estate operating companies.

(5) During the first quarter of 2008, the Fund was more negatively impacted by the continuing decline of the real estate market than the categories as a whole, and performance has now slipped below the categories averages.

(6) Your Fund maintains leverage to generate additional income, in line with its stated investment program. However, when the market declines, as it has recently, leverage can magnify the negative effect on share value.

3. WESTERN FAILS TO MENTION THAT CHANGING MANAGERS IS COSTLY AND DISRUPTIVE.

     NB Management has been the Fund's investment manager since its inception in 2003 and is responsible for managing the Fund's investment activities and its business affairs. Neuberger Berman, an affiliate of NB Management, has been the Fund's subadviser since its inception, and this relationship would automatically terminate in the event that the Management Agreement with NB Management was terminated.(7)

     The termination of NB Management would force your Fund to incur substantial expenses in connection with the hiring of a new investment manager. The Board would have to conduct a search for a suitable replacement manager, a process that would likely result in expense to the Fund, and then seek stockholder approval of the new investment management agreement, which would force the Fund to incur substantial additional costs. Assuming that a suitable alternative investment manager could be identified and stockholder approval obtained, the change would still require a period of time for the new manager to evaluate the Fund's portfolio and become accustomed to managing the Fund and running its daily investment and business activities.

     If the Fund were to retain a new investment manager, the new manager may want to restructure the investment portfolio, which would involve cost and potentially adverse tax consequences to stockholders. The market for REIT shares has recently been under considerable pressure and the Board does not believe this is the time to engage in a wholesale restructuring of the portfolio.

     While the Fund, like many other closed-end funds, has historically traded at a discount to its NAV per share, there is no reason to believe that having a new investment manager would reduce or eliminate the discount. To the contrary, terminating NB Management and hiring a new investment manager may widen the discount, as the market could react unfavorably to the uncertainty and disruption caused by the change.

     Furthermore, NB Management currently manages the Fund under a discounted fee schedule established when the Fund was initially offered, which is slated to continue until October 31, 2011. There is no assurance that a new manager would be willing to do the same.

     Your Board believes these costs and the risks of disruption in Fund operations - all of which would arise if Western's proposal were to be approved and the Board followed through on the stockholder recommendation contained in the proposal - are entirely unnecessary and unjustified.


(7) NB Management pays for the services of Neuberger Berman out of the advisory fee that NB Management receives from the Fund.

4. YOUR BOARD, EVERY YEAR, THOROUGHLY REVIEWS PERFORMANCE AND MANY OTHER FACTORS IN DETERMINING WHETHER NB MANAGEMENT SHOULD CONTINUE TO SERVE AS THE FUND'S INVESTMENT MANAGER.

     The Fund's Management Agreement with NB Management automatically terminates each year unless your Board, including a majority of the directors not affiliated with NB Management, votes to renew it. As a part of this annual reconsideration, the independent directors have established a rigorous process to review not only investment performance, but the entire range of advisory and administrative services provided by NB Management, the cost and benefits of those services to the Fund and NB Management's profitability from its relationship to the Fund.(8)

     Your Board believes that this annual contract review process is rigorous and fair, and can take into consideration that stockholders, by purchasing this Fund, have opted for a fund managed by NB Management. Western's proposal, to the contrary, contains a presumption that NB Management should be replaced. The Board does not believe this presumption is justified since doing so would deprive investors of the manager they have chosen.

5. THE EXISTING COMMITTEES ARE A MORE APPROPRIATE STRUCTURE FOR OVERSEEING THE FUND'S MANAGER AND REVIEWING FUND PERFORMANCE.

     The Board believes that the existing committee structure provides the Fund with appropriate oversight. The Board's Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews Fund performance and its Closed-End Funds Committee is responsible for consideration of and evaluation of issues specific to the closed-end funds in the Neuberger Berman Fund complex. Additionally, the Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Directors annually consider whether to renew the Fund's Management Agreement.(9)

6. NB MANAGEMENT HAS SHOWN A STRONG ONGOING COMMITMENT TO THE FUND AND ITS STOCKHOLDERS AND HAS WORKED CLOSELY WITH YOUR BOARD TO ASSIST THE FUND, NOTABLY WITH MEASURES INTENDED TO NARROW THE DISCOUNT AT WHICH FUND SHARES TRADE.

     Above and beyond the specific requirements of the Management Agreement, NB Management has shown a strong ongoing commitment to the Fund and its stockholders and works with the Board to assist your Fund. For example, your Board recently approved the merger into the Fund of another closed-end real estate fund advised by NB Management, thereby creating one of the largest domestic closed-end

(8) The Board completed its most recent review of the advisory contract in September 2007. You can read more about the factors your Board considered and conclusions it reached in the Fund's Annual Report for the fiscal year ended October 31, 2007.

(9) Western's proposal provides that the special committee consist solely of Independent Directors. As required by each Committee's respective charter, the Contract Review Committee is solely composed of Independent Directors while each of the Investment Performance Committee and the Closed-End Fund Committee are composed of a majority of Independent Directors.

real estate funds. NB Management recommended this merger because it believed that the combined fund would: (i) draw increased attention from securities analysts, thus possibly narrowing the discount; (ii) provide potential portfolio management efficiencies, which would allow the fund to obtain better prices on securities trades and achieve greater diversification of portfolio holdings; and
(iii) provide you with enhanced liquidity for your shares. NB Management made this recommendation despite the fact that the merger was projected to result in a slight decrease in the overall investment management fees paid to NB Management. In addition, NB Management agreed to the Board's request to cap expenses for the merger and undertook to pay any merger expenses that exceeded the cap.

     In 2007, NB Management recommended to the Board an increased payout to stockholders in an effort to narrow the discount. (This increased payout is possible precisely because of the Fund's strong average annual total return since inception.) Because this payout, at least in the short term, is, in effect, shrinking the total assets of the Fund, it too has the effect of reducing the fees payable to NB Management. NB Management has also consistently supported the Fund's efforts to obtain exemptive relief under Section 19(b) of the 1940 Act so that the Fund can establish a managed distribution plan. NB Management has maintained its support despite anticipated changes in the conditions for such exemptive relief that would impose additional duties and expense on NB Management. Moreover, NB Management pays, from its own investment management fees, compensation to certain underwriters to assist in maintaining the Fund's profile in the market, in an effort to reduce the discount. There is no assurance that any new investment manager would continue the same arrangements or be willing to make the same commitment to the Fund that NB Management has.

  ACCORDINGLY, YOUR BOARD OF DIRECTORS UNANIMOUSLY AGREES THAT THIS STOCKHOLDER
    PROPOSAL IS NOT IN THE BEST INTERESTS OF THE FUND OR ITS STOCKHOLDERS AND
                  UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS
                          VOTE AGAINST PROPOSAL NO. 2.

VOTING INFORMATION

     The affirmative vote of a majority of the votes cast by the Common Shares and Preferred Shares voting together is needed to approve the stockholder proposal.

                INFORMATION ON THE FUND'S INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

     Ernst & Young LLP ("Ernst & Young") audited the Fund's financial statements for the fiscal year ended October 31, 2007. Ernst & Young, 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm for the Fund and provides audit services, tax compliance services and assistance and consultation in connection with the review of the Fund's filings with the SEC. In the opinion of the Audit Committee, the services provided by Ernst & Young are compatible with maintaining the independence of the Fund's independent registered public accounting firm. The Board of Directors of the Fund has selected Ernst & Young as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2008. Ernst & Young has served as the Fund's independent registered public accounting firm since the Fund's inception. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in the Fund.

     Representatives of Ernst & Young are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees

     The aggregate fees billed by Ernst & Young for the audit of the annual financial statements of the Fund for the fiscal years ended October 31, 2007 and October 31, 2006 and for the review of the financial statements included in the Fund's regulatory filings were $38,100 and $33,500, respectively.

AUDIT-RELATED FEES

     The aggregate audit-related fees billed by Ernst & Young for the fiscal years ended October 31, 2007 and October 31, 2006, for performing agreed-upon procedures for the Preferred Shares of the Fund were $6,250 and $6,250, respectively.

TAX FEES

     The aggregate fees billed by Ernst & Young for the fiscal years ended October 31, 2007 and October 31, 2006, for tax compliance, tax advice, and tax planning were $9,700 and $9,500, respectively.

ALL OTHER FEES

     Aggregate  fees  billed by Ernst & Young  during  the  fiscal  years  ended
October 31, 2007 and October 31, 2006 for other services provided to the Fund were $0 and $0, respectively.

     Aggregate fees billed by Ernst & Young during the fiscal years ended October 31, 2007 and October 31, 2006 for non-audit services to the Fund, NB Management, Neuberger Berman and any entity controlling, controlled by or under common control with NB Management or Neuberger Berman that provides ongoing services to the Fund were $425,000 and $475,000, respectively.

     The Audit Committee has considered these fees and the nature of the services rendered, and has concluded that they are compatible with maintaining the independence of Ernst & Young. The Audit Committee did not approve any of the services described above pursuant to the "de minimis exceptions" set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X. Ernst & Young did not provide any audit-related services, tax services or other non-audit services to NB Management, Neuberger Berman or any entity controlling, controlled by or under common control with NB Management or Neuberger Berman that provides ongoing services to the Fund that the Audit Committee was required to approve pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

                                  OTHER MATTERS

     No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of stockholders properly come before the Meeting, the persons named as proxies in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of the Fund.

                              STOCKHOLDER PROPOSALS

     The Fund's Bylaws require stockholders wishing to nominate Directors or make proposals to be voted on at the Fund's annual meeting to provide notice of the nominations or proposals in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Fund. The Secretary must receive the nomination or proposal not less than 90 days in advance of the anniversary of the date the Fund's proxy statement was released to stockholders in connection with the previous year's annual meeting. In order to be considered at the Fund's 2009 annual meeting, stockholder nominations and proposals must be received by the Fund no later than January 29, 2009 and must satisfy the other requirements of the federal securities laws. Timely submission of a nomination or proposal does not guarantee that such nomination or proposal will be included. The chairperson of the Meeting may refuse to acknowledge a nomination or other proposal by a stockholder that is not made in the manner described above.

                   NOTICE TO BANKS, BROKER-DEALERS AND VOTING
                           TRUSTEES AND THEIR NOMINEES

     Please advise the Fund, c/o its Secretary at 605 Third Avenue New York, New York 10158, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to such beneficial owners of shares.

                                             By order of the Board of Directors,

                                             /s/ Claudia A. Brandon

                                             Claudia A. Brandon
                                             Secretary

Dated: April 29, 2008

                                                                      APPENDIX A

                             AUDIT COMMITTEE REPORT

                  NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
                  NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
                NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
          NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
           NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
                    NEUBERGER BERMAN REALTY INCOME FUND INC.
                           (COLLECTIVELY, THE "FUNDS")

     The Audit Committees of the Boards of Directors of the Funds operate pursuant to a Charter, which sets forth the role of an Audit Committee in a Fund's financial reporting process. Pursuant to the Charter, the role of the Audit Committee is to oversee the Fund's accounting and financial reporting processes and the quality and integrity of the Fund's financial statements and the independent audit of those financial statements. The Committee is responsible for, among other things, recommending the initial and ongoing engagement of the independent auditors and reviewing the scope and results of each Fund's annual audit with the Fund's independent auditors. Fund management is responsible for the preparation, presentation and integrity of the Funds' financial statements and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors for the Funds are responsible for planning and carrying out proper audits and reviews.

     The Audit Committees met on December 12, 2007 to review each Fund's audited financial statements for the fiscal year ended October 31, 2007. In performing this oversight function, the Audit Committees have reviewed and discussed the audited financial statements with the Funds' management and their independent auditors Ernst & Young LLP ("E&Y"). The Audit Committees have discussed with E&Y the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and have received the written disclosures and the letter from E&Y required by Independence Standards Board Standard No. 1. The Audit Committees also have discussed with E&Y its independence.

     The members of the Audit Committees are not employed by the Funds as experts in the fields of auditing or accounting and are not employed by the Funds for accounting, financial management or internal control purposes. Members of the Audit Committees rely without independent verification on the information provided and the representations made to them by management and E&Y.

     Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth above and in the Charter, the Audit Committees recommended to the Board of Directors that the audited financial statements be included in each Fund's Annual Report to Stockholders for the fiscal year ended October 31, 2007.

     The members of the Audit Committees are listed below. Each has been determined to be independent pursuant to American Stock Exchange Rule 121B(b)(1) and New York Stock Exchange Rule 303.01.

Martha C. Goss
Howard A. Mileaf
George W. Morriss
Cornelius T. Ryan (Chairman)
Tom D. Seip
Peter P. Trapp

December 12, 2007

                       This page is intentionally left blank

                       This page is intentionally left blank

                              ____________________
                             |           |        |
                             | NEUBERGER | BERMAN |
                             |___________|________|
                             A Lehman Brothers Company


                             NEUBERGER BERMAN MANAGEMENT INC.
                             605 Third Avenue 2nd Floor
                             New York, New York 10158-0180

                             WWW.NB.COM



                                                                     IO202 04/08

                        YOUR VOTE IS IMPORTANT NO MATTER
                        HOW MANY SHARES OF STOCK YOU OWN.


                      PLEASE SIGN AND DATE THE REVERSE SIDE
                    OF THIS PROXY CARD AND RETURN IT PROMPTLY
                            IN THE ENCLOSED ENVELOPE.


                          THIS PROXY CARD IS VALID ONLY
                             WHEN SIGNED AND DATED.











                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.

          PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 28, 2008

                                     PROXY

The undersigned appoints as proxies Robert Conti, Frederic B. Soule and Claudia A. Brandon, and each of them (with power of substitution), to vote all the undersigned's shares of common stock in Neuberger Berman Real Estate Securities Income Fund Inc. ("Fund") at the Annual Meeting of Stockholders to be held on May 28, 2008, at 2:00 p.m. Eastern Time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments thereof ("Meeting"), with all the power the undersigned would have if personally present.

Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged by your execution of this proxy. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE FUND'S BOARD OF DIRECTORS.

The shares of common stock represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE ELECTION OF EACH NOMINEE FOR DIRECTOR AND "AGAINST" THE STOCKHOLDER PROPOSAL. THIS PROXY ALSO GRANTS DISCRETIONARY
POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND
DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

              CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

 ________________                                           ________________
|SEE REVERSE SIDE|                                         |SEE REVERSE SIDE|
 ----------------                                           ----------------

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
    PLEASE MARK
|X| VOTES AS IN
    THIS EXAMPLE.
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES IN PROPOSAL 1 AND "AGAINST" PROPOSAL 2.
--------------------------------------------------------------------------------
1. To elect five Class III Directors to serve until the annual meeting of stockholders in 2011, or until their successors are elected and qualified:



                                                        FOR    WITHHOLD  FOR ALL
                                                        ALL      ALL     EXCEPT*
                                                        ( )      ( )       ( )
    (01) Martha C. Goss     (04) William E. Rulon
    (02) Robert A. Kavesh   (05) Candace L. Straight
    (03) Edward I. O'Brien

    *TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), MARK THE BOX "FOR ALL EXCEPT" AND WRITE ON THE LINE BELOW THE NUMBER(S) OF THE NOMINEE(S) FOR WHOM YOU DO NOT WANT TO VOTE.

________________________________________________________________________________

                                                        FOR    AGAINST   ABSTAIN
2.  To consider, if properly presented at the           ( )      ( )       ( )
    Meeting, a   stockholder proposal to request
    that the Board of Directors establish a special
    committee to investigate suitable alternatives
    to replace the Fund's current investment manager,
    Neuberger Berman Management Inc.
--------------------------------------------------------------------------------



                                              IF YOU PLAN TO ATTEND
                                            THE MEETING, PLEASE CALL
                                                1-877-461-1899.


                                      Date:______________________________, 2008



                                      __________________________________________
                                      Signature  (owner,   trustee,   custodian,
                                      etc.)


                                      __________________________________________
                                      Signature, if held jointly


                                      Please  sign   exactly  as  name   appears
                                      hereon.  If shares are held in the name of
                                      two or  more  persons,  any may  sign.  If
                                      shares   are   held   by  a   corporation,
                                      partnership,   trust,  estate  or  similar
                                      account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

                        YOUR VOTE IS IMPORTANT NO MATTER
                        HOW MANY SHARES OF STOCK YOU OWN.


                      PLEASE SIGN AND DATE THE REVERSE SIDE
                    OF THIS PROXY CARD AND RETURN IT PROMPTLY
                            IN THE ENCLOSED ENVELOPE.


                          THIS PROXY CARD IS VALID ONLY
                             WHEN SIGNED AND DATED.











                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.

          PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 28, 2008

                                     PROXY


The undersigned appoints as proxies Robert Conti, Frederic B. Soule and
Claudia A. Brandon, and each of them (with power of substitution), to vote all the undersigned's shares of preferred stock in Neuberger Berman Real Estate Securities Income Fund Inc. ("Fund") at the Annual Meeting of Stockholders to be held on May 28, 2008, at 2:00 p.m. Eastern Time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments thereof ("Meeting"), with all the power the undersigned would have if personally present.

Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged by your execution of this proxy. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE FUND'S BOARD OF DIRECTORS.

The shares of preferred stock represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE ELECTION OF EACH NOMINEE FOR DIRECTOR AND "AGAINST" THE STOCKHOLDER PROPOSAL. THIS PROXY ALSO GRANTS DISCRETIONARY
POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND
DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

              CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

 ________________                                           ________________
|SEE REVERSE SIDE|                                         |SEE REVERSE SIDE|
 ----------------                                           ----------------

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
    PLEASE MARK
|X| VOTES AS IN
    THIS EXAMPLE.
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES IN PROPOSAL 1 AND "AGAINST" PROPOSAL 2.
--------------------------------------------------------------------------------

1. To elect six Class III Directors to serve until the annual meeting of stockholders in 2011, or until their successors are elected and qualified:

                                                        FOR    WITHHOLD  FOR ALL
                                                        ALL      ALL     EXCEPT*
    (01) Martha C. Goss      (04) William E. Rulon      ( )      ( )      ( )
    (02) Robert A. Kavesh    (05) Candace L. Straight
    (03) Edward I. O'Brien   (06) Howard A. Mileaf

    *TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), MARK THE BOX "FOR ALL EXCEPT" AND WRITE ON THE LINE BELOW THE NUMBER(S) OF THE NOMINEE(S) FOR WHOM YOU DO NOT WANT TO VOTE.

________________________________________________________________________________

                                                        FOR    AGAINST   ABSTAIN
2.  To consider, if properly presented at the           ( )      ( )       ( )
    Meeting, a stockholder proposal to request that
    the Board of Directors establish a special
    committee to investigate suitable alternatives
    to replace the Fund's current investment manager,
    Neuberger Berman Management Inc.
--------------------------------------------------------------------------------

                                              IF YOU PLAN TO ATTEND
                                            THE MEETING, PLEASE CALL
                                                1-877-461-1899.


                                      Date:______________________________, 2008



                                      __________________________________________
                                      Signature  (owner,   trustee,   custodian,
                                      etc.)


                                      __________________________________________
                                      Signature, if held jointly


                                      Please  sign   exactly  as  name   appears
                                      hereon.  If shares are held in the name of
                                      two or  more  persons,  any may  sign.  If
                                      shares   are   held   by  a   corporation,
                                      partnership,   trust,  estate  or  similar
                                      account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.